UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

BJ SERVICES COMPANY

(Exact name of registrant as specified in the charter)

Delaware	001-10570	63-0084140
(State or other jurisdiction of incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

5500 Northwest Central Drive

Houston, Texas 77092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 462-4239

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	News Release with respect to BJ Services Company’s financial results for the third quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

News Release Announcing Third Quarter Results.

BJ Services Company issued a news release announcing third quarter results for the period ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item 12 of Form 8-K. Accordingly, the information in Item 12 of this report and Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

This report contains forward-looking statements within the meaning of the Securities Litigation Reform Act that involve risks and uncertainties, including oil and gas price volatility, variations in demand for our services, operational and other risks, and other factors described from time to time in the Company’s publicly available SEC reports, which could cause actual results to differ materially from those indicated in the forward-looking statements. In this report, the words “expect,” “estimate,” “project,” “believe,” “achievable” and similar words are intended to identify forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ SERVICES COMPANY

By:	/s/Margaret Shannon
Name:	Margaret Shannon
Title:	Vice President – General Counsel and Secretary

Date: July 21, 2004